Advisory Research All Cap Value Fund (ADVGX)
A series of Investment Managers Series Trust

Supplement dated October 30, 2015,
To the Summary Prospectus dated March 4, 2015

Notice to Existing Shareholders of Advisory Research All Cap Value Fund (the “Fund”):

Effective October 31, 2015, Chris Harvey is an additional portfolio manager of the Fund.

Please file this Supplement with your records.